As filed with the Securities and Exchange Commission on March 29, 1999.
                                                 Registration No. 333-__________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                            -------------------------

                                PEOPLESOFT, INC.
             (Exact name of Registrant as specified in its charter)

--------------------------------------------------------------------------------

         DELAWARE                                        68-0137069
(State of Incorporation)                    (I.R.S. Employee Identification No.)
------------------------                    ------------------------------------

                               4460 Hacienda Drive
                              Pleasanton, CA 94588
                    (Address of principal executive offices)

                            -------------------------

                      AMENDED AND RESTATED 1989 STOCK PLAN
                        1992 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)

                            -------------------------

                                David A. Duffield
                 Chairman, President and Chief Executive Officer
                                PEOPLESOFT, INC.
                             Hacienda Business Park
                               4460 Hacienda Drive
                              Pleasanton, CA 94588
                                 (925) 225-3000
            (Name, address and telephone number of agent for service)
                            -------------------------

                                   Copies to:

                            HENRY P. MASSEY, JR. ESQ.
                             PETER S. HEINECKE, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050
                                 (650) 493-9300

======================================================================================================================
                                           CALCULATION OF REGISTRATION FEE
======================================================================================================================
         Title of                    Maximum Amount             Proposed Maximum     Proposed Maximum      Amount of
      Securities to                       to be                  Offering Price          Aggregate        Registration
      be Regustered                    Registered                   Per Share         Offering Price          Fee
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value,        16,694,000 shares             $ 16.125(2)        $ 269,190,750         $ 74,835
to be issued under 1989 Stock
Option Plan
-----------------------------        --------------------          -----------        -------------         --------
Common Stock, $.01 par value,
to be issued under 1992
Employee Stock Purchase Plan          4,208,000 shares             $ 16.125(2)        $  67,854,000         $ 18,863
=============================        ====================          ===========        =============         ========

Total                                20,902,000 shares(1)                             $ 337,044,750(2)      $ 93,698
======================================================================================================================

(1) For the sole purpose of calculating the registration fee, the number of shares to be registered under this Registration Statement is the number of additional shares authorized to be issued under the Amended and Restated 1989 Stock Plan and the 1992 Employee Stock Purchase Plan.

(2) Estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended (the "Act") solely for the purpose of calculating the total registration fee. Computation based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on March 23, 1999 because the exercise prices for the options to be granted in the future and the prices at which shares will be purchased in the future are not currently determinable.

PART II: INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     The information contained in Registrant's Registration Statement on Form S-8 (SEC file no. 333-08575) as filed with the Securities and Exchange Commission on July 19, 1996 is hereby incorporated by reference.

     Item 3(a) The Registrant's Annual Report on Form 10-K, file no. 0-20710, filed on March 30, 1998, which contains audited financial statements for the Registrant's fiscal year ended December 31, 1997, the latest fiscal year for which such statements have been filed.

     Item 3(b) The Registrant's Quarterly Report on Form 10-Q, file no. 0-20710, filed on November 16, 1998, which contains the Registrant's unaudited financial statements as of September 30, 1998.

     Item 3(c) The Registrant's Form 8-K, file no. 0-20710, filed on December 18, 1998, which announces the repricing of options with an exercise price above $22.


ITEM 8 EXHIBITS

Exhibit
Number         Document
-------        --------
  4.1          Certificate of Amendment to Certificate of Incorporation of Registrant
               (filed with the Secretary of State of Delaware on June 25, 1998)

  4.2          By-laws of Registrant, as amended to date. (Incorporated by reference to Exhibit No. 3.5, filed with the Registrant's Annual Report on Form
               10-K filed on March 30, 1998)

  4.3          Amended and Restated 1989 Stock Plan

  4.4          1992 Employee Stock Purchase Plan

  4.5 Preferred Shares Rights Agreement, dated as of February 15, 1995 between PeopleSoft, Inc. and The First National Bank of Boston,
               Canton, Massachusetts. (Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement (No. 0-20710) on Form 8-A filed on February 17, 1995.)

  5.1          Opinion of Counsel as to Legality of Securities Being Registered.

 23.1          Consent of Ernst & Young LLP, Independent Auditors (see page 5).

 24.1          Consent of Counsel (contained in Exhibit 5.1 hereto).

 25.1          Power of Attorney (see page 4).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, PeopleSoft, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on March 26, 1999.

                                        PEOPLESOFT, INC.

                                        By: /s/ Alfred J. Castino
                                           -------------------------------------
                                           Alfred J. Castino,
                                           Senior Vice President, Finance and
                                           Administration, and Chief Financial
                                           Officer (Principal Financial and
                                           Accounting Officer)


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David A. Duffield and Alfred J. Castino, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                         Title                        Date
/s/ David A. Duffield           President, Chief Executive Officer     March 26, 1999
-----------------------------   (Principal Executive Officer), and
(David A. Duffield)             Director

/s/ Alfred J. Castino           Senior Vice President of Finance and   March 26, 1999
-----------------------------   Administration, and Chief Financial
(Alfred J. Castino)             Officer (Principal Financial and
                                Accounting Officer)

/s/ A. George Battle            Director                               March 26, 1999
-----------------------------
(A. George Battle)

/s/ Albert W. Duffield          Director                               March 26, 1999
-----------------------------
(Albert W. Duffield)

/s/ George J. Still Jr.         Director                               March 26, 1999
-----------------------------
(George J. Still, Jr.)

/s/ Edgar F. Codd               Director                               March 26, 1999
-----------------------------
(Edgar F. Codd)

/s/ Cyril J. Yansouni           Director                               March 26, 1999
-----------------------------
(Cyril J. Yansouni)

/s/ Aneel Bhusri                Director                               March 26, 1999
-----------------------------
(Aneel Bhusri)

                                 EXHIBIT INDEX


Exhibit
Number         Document
-------        --------
  4.1          Certificate of Amendment to Certificate of Incorporation of Registrant
               (filed with the Secretary of State of Delaware on June 25, 1998)

  4.2          By-laws of Registrant, as amended to date. (Incorporated by reference to Exhibit No. 3.5, filed with the Registrant's Annual Report on Form
               10-K filed on March 30, 1998)

  4.3          Amended and Restated 1989 Stock Plan

  4.4          1992 Employee Stock Purchase Plan

  4.5 Preferred Shares Rights Agreement, dated as of February 15, 1995 between PeopleSoft, Inc. and The First National Bank of Boston,
               Canton, Massachusetts. (Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement (No. 0-20710) on Form 8-A filed on February 17, 1995.)

  5.1          Opinion of Counsel as to Legality of Securities Being Registered.

 23.1          Consent of Ernst & Young LLP, Independent Auditors (see page 5).

 24.1          Consent of Counsel (contained in Exhibit 5.1 hereto).

 25.1          Power of Attorney (see page 4).